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                                                                    EXHIBIT 21.1



                                  SUBSIDIARIES

            Name                                                                        Jurisdiction
            ------------------------------------------------------------------------    -----------------

            Ramco/Shenandoah LLC                                                        Delaware
            Ramco/West Acres LLC                                                        Delaware
            S-12 Associates                                                             Michigan
            28th Street Kentwood Associates                                             Michigan
            Beacon Square Development LLC                                               Michigan
            Boca Mission, LLC                                                           Delaware
            Chester Springs SC, L.L.C.                                                  Delaware
            Double Rivers, LLC                                                          North Carolina
            East Town Plaza, LLC                                                        Delaware
            East Town Plaza Holdings Corp.                                              Delaware
            East Town SP, LLC                                                           Delaware
            Linton Delray, LLC                                                          Delaware
            North Lakeland Properties, Inc.                                             Michigan
            North River City Owners Association, Inc.                                   Florida
            Ramco Acquisitions IV, L.L.C.                                               Michigan
            Ramco Auburn Crossroads SPE LLC                                             Delaware
            Ramco Auburn Hills Acquisitions, Inc.                                       Michigan
            Ramco Boca SPC, Inc.                                                        Delaware
            Ramco Canton LLC                                                            Delaware
            Ramco/Coral Creek, LLC                                                      Michigan
            Ramco/Coral Creek Manager, LLC                                              Michigan
            Ramco Cox Creek, LLC                                                        Michigan
            Ramco Crofton Plaza, LLC                                                    Maryland
            Ramco/Crossroads at Royal Palm, LLC                                         Michigan
            Ramco/Crossroads at Royal Palm Manager, LLC                                 Michigan
            Ramco Dearborn LLC                                                          Michigan
            Ramco Delray SPC, Inc.                                                      Delaware
            Ramco Development LLC                                                       Michigan
            Ramco Development II LLC                                                    Delaware
            Ramco Disposition LLC                                                       Michigan
            Ramco Fairlane LLC                                                          Michigan
            Ramco Gaines LLC                                                            Michigan
            Ramco-Gershenson, Inc. and Subsidiary                                       Michigan
            Ramco Hoover Eleven LLC                                                     Michigan
            Ramco Jacksonville Acquisitions, Inc.                                       Michigan
            Ramco Jacksonville LLC                                                      Michigan
            Ramco JW LLC                                                                Delaware
            Ramco JW SPE LLC                                                            Michigan
            Ramco Lakeshore LLC                                                         Delaware
            Ramco Lakeshore Manager, Inc.                                               Michigan
            Ramco Lantana LLC                                                           Michigan
            Ramco Lantana Manager LLC                                                   Michigan
            Ramco Lion LLC                                                              Delaware
            Ramco/Lion LLC                                                              Delaware

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
            Ramco/Lion Venture LP                                                       Delaware
            Ramco Madison Center, LLC                                                   Michigan
            Ramco Merchants Square LLC                                                  Delaware
            Ramco Promenade LLC                                                         Delaware
            Ramco Properties Associates Limited Partnership                             Michigan
            Ramco Properties GP, L.L.C.                                                 Michigan
            Ramco River City, Inc.                                                      Michigan
            Ramco Roseville Plaza, LLC                                                  Michigan
            Ramco/Shenandoah LLC                                                        Delaware
            Ramco SPC, Inc                                                              Michigan
            Ramco SPC II, Inc.                                                          Michigan
            Ramco Taylors Sq. LLC                                                       Michigan
            Ramco Virginia Management L.L.C.                                            Michigan
            Ramco Virginia Properties, LLC                                              Michigan
            Ramco/West Acres LLC                                                        Delaware
            Ramco West Oaks I LLC                                                       Delaware
            Ramco West Oaks I SPE, LLC                                                  Michigan
            Ramco/WOII-SM Manager, LLC                                                  Michigan
            Ramco Woodstock LLC                                                         Delaware
            RG Naples, LLC                                                              Michigan
            RLV GP Gratiot Crossing LLC                                                 Delaware
            RLV Gratiot Crossing LP                                                     Delaware
            RLV GP Hunter's Square LLC                                                  Delaware
            RLV GP Hunter's Square LP                                                   Delaware
            RLV GP Marketplace, Inc.                                                    Delaware
            RLV Marketplace LP                                                          Delaware
            RLV GP Martin Square LLC                                                    Delaware
            RLV Martin Square LP                                                        Delaware
            RLV GP Millennium Park LLC                                                  Delaware
            RLV GP Millennium Park LP                                                   Delaware
            RLV GP Oriole Plaza LLC                                                     Delaware
            RLV Oriole Plaza LP                                                         Delaware
            RLV GP Treasure Coast LLC                                                   Delaware
            RLV Treasure Coast LP                                                       Delaware
            RLV GP Troy Marketplace LLC                                                 Delaware
            RLV Troy Marketplace LP                                                     Delaware
            RLV GP Village Plaza LLC                                                    Delaware
            RLV Village Plaza LP                                                        Delaware
            RLV GP Vista Plaza LLC                                                      Delaware
            RLV Vista Plaza LP                                                          Delaware
            RLV GP West Broward LLC                                                     Delaware
            RLV West Broward LP                                                         Delaware
            RLV GP Winchester Center LLC                                                Delaware
            RLV Winchester Center LP                                                    Delaware
            Rossford Development LLC                                                    Delaware
            RPT/INVEST, LLC                                                             Delaware
            RPT/INVEST II, LLC                                                          Delaware
            Signal Hill, L.L.C.                                                         North Carolina
            Stonegate Acquisition LLC                                                   Michigan